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                                                                   EXHIBIT 10.39

                        FEDERAL REALTY INVESTMENT TRUST
                       PERFORMANCE SHARE AWARD AGREEMENT

          This Performance Share Award Agreement (this "Agreement") is made as of January 1, 1998 between Federal Realty Investment Trust, an unincorporated business trust organized under the laws of the District of Columbia (the "Trust"), and Steven J. Guttman, an individual employee of the Trust (the "Key Employee").

          WHEREAS, the Compensation Committee of the Board of Trustees of the Trust (the "Board of Trustees") has authorized the award by the Trust to the Key Employee under the Trust's Amended and Restated 1993 Long-Term Incentive Plan (the "Amended Plan") of a Performance Share Award for a certain number of shares of beneficial interest, no par value of the Trust (the "Shares"); and

          WHEREAS, the parties hereto desire to set forth in this Agreement their respective rights and obligations with respect to such Shares.

          NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.  Award of Performance Shares.
              ---------------------------

              1.1. The Trust hereby grants to the Key Employee, as of January 1, 1998 (the "Award Date"), three hundred thousand (300,000) Shares (the "Performance Shares"), subject to the restrictions and other terms and conditions set forth herein and in the Amended Plan.

              1.2. On or as soon as practicable after the Award Date, the Trust shall cause one or more stock certificates representing the Performance Shares to be registered in the name of the Key Employee. Such stock certificate or certificates shall be subject to a stop-transfer order and such other restrictions as the Board of Trustees or any committee thereof may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are listed and any applicable federal or state securities law, and the Trust may cause a legend or legends to be placed on such certificate or certificates to make appropriate reference to such restrictions.

              1.3. The certificate or certificates representing the Performance Shares shall be held in custody by the Chief Financial Officer of the Trust until the Restriction Period (as hereinafter defined in Paragraph 4) with respect thereto shall have lapsed. Simultaneously with the execution and delivery of this Agreement, the Key Employee
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shall deliver to the Trust one or more undated stock powers endorsed in blank relating to the Performance Shares. The Trust shall deliver or cause to be delivered to the Key Employee or, in the case of the Key Employee's death, to the Key Employee's Beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, as to which the restrictions herein shall have expired. Upon forfeiture, in accordance with Paragraph 4, of all or any portion of the Performance Shares, the certificate or certificates representing the forfeited Performance Shares shall be canceled.

          2.  Restrictions Applicable to Performance Shares.
              ---------------------------------------------

              2.1. Beginning on the Award Date, the Key Employee shall have all rights and privileges of a stockholder with respect to the Performance Shares, except that the following restrictions shall apply:

                    (a) none of the Performance Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or in the Committee's discretion, pursuant to a domestic relations order within the meaning of Rule 16a-12 of the Securities Exchange Act of 1934, as amended), pledged (subject to Paragraph 5) or sold by the Key Employee during the Restriction Period (as hereinafter defined in Paragraph 4);

                    (b) all or a portion of the Performance Shares may be forfeited in accordance with Paragraph 4; and

                    (c) any Shares distributed as a dividend or otherwise with respect to any Performance Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Performance Shares and shall be represented by book entry and held in the same manner as the Performance Shares with respect to which they were distributed.

              2.2. Any attempt to dispose of Performance Shares in a manner contrary to the restrictions set forth in this Agreement shall be null, void and ineffective.

          3.  Performance Period.
              ------------------

              The Performance Period shall be the period beginning on January 1, 1998 and ending on December 31, 2005. Within the Performance Period there shall be eight Award Periods, each such Award Period shall begin on January 1 and end on December 31 of the same year.

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          4.  Restriction Period.
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              4.1.  Subject to Paragraphs 4.2 through 4.8, the restrictions set forth in Paragraph 2 shall apply for a period (the "Restriction Period") from the Award Date until such Restriction Period lapses. The number of Performance Shares as to which the Restriction Period shall lapse during the Performance Period shall be determined by the Committee in accordance with this Paragraph 4.

              4.2. (a) Promptly after the announcement or other publication by the Trust of its final results of operations for each of the first through the eighth Award Periods, the Committee shall determine the extent to which the Performance Target (as defined in Paragraph 4.2(b) and as set forth in Appendix
A) has been met or exceeded by the Trust within such Award Period, and shall determine, in accordance with this Performance Share Award Agreement, the number of Performance Shares, if any, as to which the Restriction Period will lapse with respect to such Award Period; provided, however, that the Restriction
                                   --------  -------
Period for any particular Performance Shares shall not lapse unless the Key Employee tenders to the Trust (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Performance Shares or (ii) an executed promissory note evidencing the Key Employee's obligation to repay a Tax Loan (as hereinafter defined in Paragraph 5) in the amount of any such tax obligation. The Trust will promptly notify the Key Employee (or the executors or administrators of his estate) of its determinations under this Paragraph 4.2 (the "Determination Notice"). The Determination Notice shall specify the number of Performance Shares as to which the Restriction Period has lapsed to the extent that the Performance Target has been met by the Trust within the Award Period. The Trust will file the Determination Notice with the minutes of the Committee.

                    (b) The Performance Target will have been met or exceeded based upon the application of an annual test, which requires the Funds from Operations ("FFO") annual growth rate per Share to equal or exceed seven percent (7%). If, in any Award Period, the Trust does not meet or exceed the Performance Target (after taking into account the lapsing of Performance Shares resulting therefrom), the Restriction Period will not lapse as to any Performance Shares allocable to such Award Period.

              4.3. If there are any Performance Shares as to which the Restriction Period has not lapsed after the Committee has determined the number of Performance Shares as to which the Restriction Period will lapse with respect to the eighth Award Period (the "Remaining Shares"), for the period of time beginning on the ninth anniversary of the Award Date until the thirteenth anniversary of the Award Date, as of the first day of each year during such period, the Restriction Period shall lapse with

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respect to one-fifth of the number of Remaining Shares; provided, however, that
                                                        --------  -------
the Restriction Period for any particular Performance Shares shall not lapse unless the Key Employee tenders to the Trust (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Performance Shares or (ii) an executed promissory note evidencing the Key Employee's obligation to repay a Tax Loan (in accordance with Paragraph 5) in the amount of any such tax obligation.

              4.4. The Restriction Period shall lapse as to all Performance Shares upon the occurrence of a Change in Control. In such event, if the Key Employee tenders (or the Trust otherwise withholds in accordance with Paragraph 4.8) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for the Performance Shares, the Trust shall deliver or cause to be delivered to the Key Employee, within ten (10) business days after the Change in Control, one or more stock certificates representing those Performance Shares as to which the Restriction Period shall have lapsed. In the event of a Change in Control, the Trust shall make a payment to the Key Employee in the amount of federal and state income taxes that he will incur as a result of the lapsing of the Restriction Period with respect to all Performance Shares under this Paragraph
4.4 (the "Income Tax Payment"); provided, however, that the Trust shall withhold
                                --------  -------
from such Income Tax Payment and pay to the applicable government taxing authorities, any amounts required to be withheld with respect to the Income Tax Payment under applicable law.

              4.5. (a) The Restriction Period shall lapse as to all Performance Shares in the event (i) of the termination of the Key Employee due to Disability (as defined in Paragraph 4.5(b)) or (ii) the Key Employee is terminated by the Trust without Cause (as defined in Paragraph 4.5(b)), if the Key Employee or his legal representative tenders (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Restricted Shares or (ii) an executed promissory note evidencing the Key Employee's obligation to repay a Tax Loan (as defined in Paragraph 4) in the amount of any such tax obligation.

                    (b) For purposes of this Agreement, the terms "Cause" and "Disability" shall have the meanings assigned to them in the Amended and Restated Employment Agreement between the Trust and the Key Employee in effect from time to time.

              4.6. In the event (i) of the Key Employee's death or (ii) the Key Employee resigns from employment in all capacities with the Trust, the Restriction Period

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shall lapse as to (x) the number of Performance Shares as to which the
Restriction Period was to lapse at the end of the Award Period during which the Key Employee died or resigned from employment in all capacities with the Trust, times (y) (A) the number of months the Key Employee was employed during the Award Period (including, in the event of the Key Employee's death, the month in which his death occurred, as a whole month) (in the event of the Key Employee's resignation from employment in all capacities with the Trust, if the Key Employee resigned before the 16/th/ day of a month, that month shall be treated as a month in which he did not work) divided by (B) twelve; provided, however,
                                                            --------  -------
that the Restriction Period will not lapse as to any Restricted Shares unless the Key Employee or his legal representative tenders (or the Trust otherwise withholds in accordance with Paragraph 4.8) (i) the amount of any state and federal withholding tax obligation which will be imposed on the Trust by reason of the lapsing of the Restriction Period for such Performance Shares or (ii) an executed promissory note evidencing the Key Employee's or his estate's obligation to repay a Tax Loan (as defined in Paragraph 4) in the amount of any such tax obligation. After the Restriction Period with respect to this number of Performance Shares has lapsed, all rights of the Key Employee to any and all then-remaining Performance Shares as to which the Restriction Period has not lapsed shall terminate and be forfeited.

              4.7. If the Key Employee is terminated by the Trust for Cause during the Restriction Period, then all rights of the Key Employee to any and all then-remaining Performance Shares as to which the Restriction Period has not lapsed shall terminate and be forfeited.

              4.8.  In the event the Key Employee or his legal representative
(i) fails to promptly tender to the Trust any required tax withholding amount in accordance with this Paragraph 4 or (ii) elects not to execute a promissory note evidencing his obligation to repay a Tax Loan (in accordance with Paragraph 5) in the amount of any required tax withholding amount, then the Trust shall retain a portion of the Performance Shares sufficient to meet its tax withholding obligation.

          5.  Tax Loans.  (a)  The Trust shall extend loans to the Key Employee
              ---------
from time to time to provide him with funds to pay the federal and state taxes that he will incur as a result of the lapsing of the Restriction Period with respect to Performance Shares except with respect to federal and state taxes incurred as a result of the lapsing of the Restriction Period with respect to Performance Shares under Paragraph 4.4 ("Tax Loans"). The Key Employee will execute promissory notes in the form attached to this Agreement to evidence his obligation to repay such Tax Loans. The Key Employee hereby pledges the Performance Shares awarded to him hereunder as to which

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the Restriction Period has lapsed, and assigns to the Trust all quarterly cash or other dividends paid on the Performance Shares awarded to him hereunder as collateral to secure his obligation to repay any Tax Loans extended to him hereunder and any accrued but unpaid Interest on such Tax Loans. As of each date a Tax Loan is extended to the Key Employee, the dollar amount of such Tax Loan so issued to the Key Employee hereunder shall not exceed 50% of the Fair Market Value of the Shares awarded to the Key Employee hereunder as to which the Restriction Period has then lapsed.

              (b) In the event of a Change in Control, the Trust shall extend a loan to the Key Employee to provide him with funds to pay the federal and state income taxes that he will incur as a result of (i) the forgiveness of any Tax Loans extended under Paragraph 5(a) and (ii) receipt of the Income Tax Payment (in accordance with Paragraph 4.4) (the "Change in Control Tax Loan"). The Key Employee will execute a promissory note in the form attached to this Agreement to evidence his obligation to repay such Change in Control Tax Loan.

          6.  Miscellaneous.
              -------------

              6.1.  Definitions; Application of Amended Plan. Capitalized terms
                    ----------------------------------------
used in this Agreement, unless otherwise defined herein, have the respective meanings given to such terms in the Amended Plan. The terms of the Amended Plan are incorporated by reference as if set forth herein in their entirety and, except as specifically provided herein, shall govern the terms of this Performance Share Award Agreement.

              6.2.  Notices.  Any notice required or permitted to be given under
                    -------
this Agreement shall be in writing and shall be deemed to have been given when delivered in person or when deposited in the U.S. mail, registered or certified, postage prepaid, and mailed to the respective addresses set forth herein, unless a party changes its address for receiving notices by giving notice in accordance with this Paragraph, in which case, to the address specified in such notice.

              6.3.  Continued Employment.  This Agreement shall not confer upon
                    --------------------
the Key Employee any right with respect to continuance of employment by the Trust.



              6.4.  Entire Agreement; Amendment.  This Agreement constitutes the
                    ---------------------------
entire agreement of the parties with respect to the subject matter hereof and shall supersede all prior agreements and understandings, oral or written, between the parties

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with respect thereto. No provision of this Agreement may be amended, modified or waived at any time unless such amendment, modification or waiver shall be agreed to in writing and signed by both of the parties hereto.

              6.5.  Assignment.  This Agreement shall be binding upon and
                    ----------
inure to the benefit of the heirs and representatives of the Key Employee and the assigns and successors of the Trust, but neither this Agreement nor any rights hereunder, subject to Paragraph 2.1(a), shall be assignable or otherwise subject to hypothecation by the Key Employee.

              6.6.  Severability.  If, for any reason, any provision of this
                    ------------
Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not so held invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

              6.7.  Governing Law.  This Agreement and its validity,
                    -------------
interpretation, performance and enforcement shall be governed by the laws of the District of Columbia other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

              6.8.  Certain References.  References to the Key Employee in any
                    ------------------
provision of this Agreement under circumstances where the provision should logically be construed to apply to the Key Employee's executors or the administrators, or the person or persons to whom all or any portion of the Restricted Shares may be transferred by will or the laws of descent and distribution, shall be deemed to include such person or persons.

              6.9.  Headings.  The headings of Paragraphs hereof are included
                    --------
solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

              6.10.  Source of Payments. Payments provided under this
                     ------------------
Agreement, if any, shall be paid in cash from the general funds of the Trust, and no special or separate

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fund shall be established and no other segregation of assets shall be made to assure payment.

              6.11. Exculpatory Clause.  Neither the Trust's shareholders nor
                     ------------------
the Trustees, officers, employees or agents of the Trust shall be liable under this Agreement, and the Key Employee shall look solely to the Trust's estate for the payment of any claim under or for performance of this Agreement. The Trust is organized pursuant to a Third Amended and Restated Declaration of Trust dated as of May 24, 1984.

              6.12. Counterparts.  This Agreement may be executed in multiple
                    ------------
counterparts with the same effect as if each of the signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

          IN WITNESS WHEREOF, the Trust has caused this Agreement to be duly executed and the Key Employee has hereunto set his hand effective as of the day and year first above written.

                              FEDERAL REALTY INVESTMENT TRUST

                              By: /s/ Kristin Gamble
                              --------------------------------------------
                              Name:  Kristin Gamble
                              Title:  Chair, Compensation Committee

                              Address:

                              1626 East Jefferson Street
                              --------------------------------------------

                              Rockville, MD 20852
                              ------------------------------------------

                              STEVEN J. GUTTMAN


                                /s/ Steven J. Guttman
                              --------------------------------------------

                              Address:

                              5126 Wissinoming Road
                              -----------------------------------------

                              Bethesda, MD 20816
                              ------------------------------------------
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                                  APPENDIX A

          Promptly after the announcement or other publication by the Trust of its final results of operations for each of the first through the eighth Award Periods, the Committee shall determine the extent to which the Performance Target (as defined below) has been met or exceeded by the Trust within such Award Period, and shall determine, in accordance with this Performance Share Award Agreement, the number of Performance Shares, if any, with respect to which the Restriction Period will lapse. To meet or exceed the Performance Target (the "Performance Target"), the Trust must meet or exceed the funds from operations ("FFO") annual per Share growth rate set forth below, and the determination of the number of Performance Shares with respect to which the Restriction Period will lapse shall comply with the General Instructions below. All figures are rounded to the nearest penny.

          Performance Target
          ------------------

     Funds From Operations/Annual          Number of Performance Shares as to
       Per Share Growth Rate                 which Restriction Period Lapses

             Less than 7%                                 None
     Equal to or greater than 7%                     37,500 shares
           but less than 9%                          60,000 shares
     Equal to or greater than 9%


          General Instructions
          --------------------

  The FFO annual per Share growth rate shall be determined after taking into account the impact of the Performance Shares proposed to be awarded.

If, in any Award Period, the Trust does not achieve the Performance Target, the Restriction Period will not lapse as to any Performance Shares.

     Set forth below is an example:

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                                                                   Total Shares
                                                   Shares as       as to which
                 FFO Annual Per  Performance        to Which       Restriction
                  Share Growth    Target Met       Restriction      Period has
Award Period         Rate        or Exceeded?     Period Lapses       Lapsed

    1998               9%             Yes             60,000           60,000
    1999               6%              No                  0           60,000
    2000               7%             Yes             37,500           97,500
    2001               9%             Yes             60,000          157,500
    2002               8%             Yes             37,500          195,000
    2003               8%             Yes             37,500          232,500
    2004               8%             Yes             37,500          270,000
    2005               6%              No                  0          270,000
    2006               N/A            N/A              6,000/1/       276,000
    2007               N/A            N/A              6,000          282,000
    2008               N/A            N/A              6,000          288,000
    2009               N/A            N/A              6,000          294,000
    2010               N/A            N/A              6,000          300,000

     Any Performance Shares as to which the Restriction Period has not lapsed after the Committee has determined the number of Performance Shares as to which the Restriction Period shall lapse with respect to the eighth Award Period ("Remaining Shares") shall be awarded automatically in equal installments for each of the ninth through the thirteenth Award Periods. These awards of Performance Shares will be made at January 1 of the following year (for example, the Restriction Period for the number of Performance Shares awarded to the Key Employee with respect to 2006 (the ninth Award Period) shall lapse on January 1,
2007).  The previous example reflects this treatment.

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  /1/   The Restriction Period as to the 30,000 Remaining Shares will lapse in equal installments over the next five years.

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